SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of Earliest Event Reported): August 24, 1999

                                CAREINSITE, INC.
               (Exact name of registrant as specified in charter)


           DELAWARE                        0-26345               22-3630930
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
        incorporation)                                       Identification No.)

669 River Drive, River Drive Center II                   07407
         Elmwood Park, NJ                              (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (201) 703-3400

                        Exhibit Index Appears on page 2.











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Item 5.  Other Events.

                  CareInsite, Inc. issued on August 24, 1999 the press release attached hereto as Exhibit 99.1. Such press release is incorporated herein by reference.

                                  Exhibit Index

Exhibit No.       Description
-----------       -----------

99.1              Press Release, dated August 24, 1999





















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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CAREINSITE, INC.



Date:    August 24, 1999                By: /s/ James R. Love
                                            -----------------------------------
                                            Name: James R. Love
                                                  Executive Vice President --
                                                  Chief Financial Officer